SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 9, 2002


                         HEALTHY PLANET PRODUCTS, INC.
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                 Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-13048                                       92-2601764
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


  1700 Corporate Circle Petaluma, CA                         94954
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code


                               (707) 778-2280
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)



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Item 4. Changes in Registrant's Certifying Accountant

   (a)(1)(i) On April 9, 2002, Moss Adams LLP ("Moss Adams") notified Healthy Planet Products, Inc. ("Registrant" or the "Company") and the chairman of the audit committee of Company's board of directors that it had elected to resign as the Company's independent accountant. Moss Adams LLP had served as the Company's principal accountant to audit the Company's financial statements for its two most recent fiscal years.

         (ii) Moss Adam's reports on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles, except the reports contained an explanatory paragraph regarding the Company's ability to continue as a going concern.

         (iii) The decision to resign as accountants was made by Moss Adams.

         (iv)(A)During the Company's two most recent fiscal years and the subsequent period preceding the resignation, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         (iv)(B) Not applicable.

   (a)(2) On April 10, 2002, a new independent accountant, Singer Lewak Greenbaum & Goldstein LLP, was engaged as the principal accountant to audit the Company's financial statements. During its two most recent fiscal years, and the subsequent interim period prior to engaging Singer Lewak Greenbaum & Goldstein LLP, the Company did not consult with that newly engaged accountant regarding any of the matters set forth in Item 304(a)(2) of Regulation S-B.

   (a)(3) The Company has provided Moss Adams with a copy of the disclosures it is making in response to Item 304(a) and has requested Moss Adams to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. Moss Adams has furnished the Company with such letter, which is filed as an exhibit to this Report.

   (b) This section is not applicable since the conditions in paragraphs
(b)(1) through (b)(3) of Item 304 of Regulation S-B do not exist.



Item 7. Financial Statements and Exhibits.

Exhibit 16: Letter re Change in Certifying Accountant is filed as part of this Report.




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


                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


Dated: April 11, 2002                     By /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Secretary




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



                                                                 Exhibit 16



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC   20549

Gentlemen:

We were previously principal accountants for Healthy Planet Products, Inc., and reported on the financial statements of Healthy Planet Products, Inc., as of December 31, 2001, and for each of the two years ended December 31, 2001. We have read and agree with the Company's statements included under Item 4(a)(1) of its Form 8-K dated April 9, 2002.


/s/  MOSS ADAMS LLP

Santa Rosa, California
April 12, 2002



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